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                                CIGNA FUNDS GROUP
        Supplement dated January 19, 2004 to Prospectus dated May 1, 2003

         SALE OF CIGNA CORPORATION'S RETIREMENT BENEFITS BUSINESS
                  CIGNA Corporation (CIGNA) has entered into an agreement to sell its retirement benefits business to Prudential Financial, Inc. (Prudential). The sale is expected to close during the first half of 2004. CIGNA is the parent company of CIGNA Financial Services, Inc., the funds' distributor. As part of the transaction, Prudential will acquire CIGNA Financial Services. At closing, the distribution agreement between CIGNA Financial Services and the funds will automatically terminate due to the transfer of ownership of CIGNA Financial Services by CIGNA to Prudential.
                  Under the agreement between CIGNA and Prudential, Prudential will have CIGNA Financial Services enter into a new distribution agreement with the funds under substantially the same terms as are in the current distribution agreement. This new distribution agreement will be subject to approval by the funds' Board of Trustees.
                  CIGNA is also the parent company of TimesSquare Capital Management, Inc., the funds' adviser. Prudential is not acquiring TimesSquare Capital Management.

         PREMIER CLASS CLOSED TO INDIVIDUAL INVESTORS
         The premier class of shares is no longer available to individual investors. As a result, the premier class prospectus is modified as follows:

         1. The following is added to the end of the paragraph captioned "Brokerage Account Purchases" under the "Eligible Purchasers" section:
                  Individual investors purchasing shares through a CIGNA Financial Services brokerage account are eligible for the retail class only.

         2. The reference to "Individual brokerage accounts investing over $200 thousand in CIGNA Funds Group" under the "Eligible Purchasers" section is deleted from the list of investors eligible for the premier class.

         This change does not affect individual investors currently in premier class. The premier class will continue to be available to retirement plans and institutional investors in accordance with the terms and conditions of the prospectus.

         CHANGES TO SMALL CAP VALUE/PERKINS, WOLF, MCDONNELL FUND
         1. Currently, the "Investment Information" section of the prospectus for the Small Cap Value/Perkins Wolf McDonnell Fund states that the fund will typically be comprised of 55 to 66 holdings. This reference is revised to state that generally the fund will generally be comprised of up to 80 holdings.

         2. The following is added to the "Investment Information" section for this fund:
                  Generally, the fund will sell a security if the issuer reaches $3 billion in market capitalization.